UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

                                    FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 17, 2005

U.S. PREMIUM BEEF, LLC
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-115164	20-1576986
(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive Kansas City, Missouri	64163
(Address of principal executive offices)	(Zip Code)

(816) 713-8800
Registrant's telephone, number, including area code

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4 and 6 through 9 are not applicable and are therefore omitted.

Item 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

  On November 17 , 2005, Ms. Danielle Imel relinquished the position of Principal Accounting Officer, a position held on an interim basis.  Ms. Imel continues her service as USPB's Treasurer.

  On November 17 , 2005, Mr. Scott J. Miller accepted the position of Principal Financial and Accounting Officer.  Mr. Miller is USPB's Chief Reporting and Compliance Officer and joined USPB in 2005.  He oversees financial reporting and will ensure compliance with internal policies and regulatory requirements.  Before joining USPB, he worked for Sprint Corporation and Farmland Industries.  Mr. Miller earned a Bachelors degree in Accounting from Benedictine College and an MBA with an emphasis in Finance from the University of Missouri-Kansas City (UMKC).  He has passed the Certified Public Accounting exam and the Certified Cash Managers exam.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. PREMIUM BEEF, LLC

By  /s/ Steven D. Hunt
Steven D. Hunt,
Chief Executive Officer

Dated:  November 17, 2005